SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                                 September 12, 2007

Diamond Entertainment Corporation
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(Exact Name of Registrant as Specified in its Charter)

New Jersey                                           0-17953                             22-2748019
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(State or Other Jurisdiction      (Commission                         (IRS Employer
of Incorporation)                         File Number)                     Identification No.)

18725 E. Gale Ave., Suite 100, City of Industry, California                91748
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(Address of Principal Executive Offices)                                        (Zip Code)

Registrant's telephone number, including area code: (626) 839-8258
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b)).

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
         240.13e-4(c)).

ITEM 3.01.NOTICE OF DELISTING
(1)
Diamond Entertainment Corporation (NASDAQ: DMON) received notice from the Financial Industry Regulatory Authority (FINRA) that on or about August 21, 2007, as a result of being delinquent in its reporting obligations for June 30, 2007 plus two other times in a 24-month period, it is being removed from the OTCBB for a period of one year, effective August 30, 2007.  Timely filing of periodic reports with the SEC is a requirement for continued listing under Nasdaq Marketplace Rule 4310(c)(14).

(i)     On August 21, 2007, Diamond Entertainment Corporation received an OTCBB Ineligibility
Notification in which the Company’s securities were removed from quotation on the    OTCBB, effective the open of Business on August 30, 2007.

(ii)
Pursuant to NASD Rule 6530(e), any OTCBB issuer that is delinquent in its reporting obligations three times in a 24-month period and/or is actually removed from the OTCBB for failure to file two times in a 24-month period is ineligible for quotation on the OTCBB for a period of one year.  An OTCBB issuer is deemed delinquent in its reporting obligations if the issuer fails to make a required filing when due or has filed an incomplete filing.  In order for a filing to be complete, it must contain all required certifications and have been reviewed or audited as applicable, by an accountant registered with the Public Company Accounting Oversight Board.  The limitation on OTCBB eligibility for issuers that are repeatedly late in filing required reports applies to filings for periods ending on or after October 1, 2005.

(iii)
Diamond Entertainment Corporation intends to file its Quarterly Reports on Form 10-QSB for period ending June 30, 2007 with the Securities and Exchange Commission as soon as practicable, and subsequently continue filing on a current basis with the intention of returning to the OTCBB after the 12-month probation period.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ James Lu                                                                                                          Date
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 James Lu - Director                                                                                  September 12, 2007

/s/ Dr. Mulugetta Bezzabeh                                                                               Date
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Dr. Mulugetta Bezzabeh - Director                                                        September 12, 2007

/s/ Howard Becker                                                                                              Date
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Howard Becker - Director                                                                       September 12, 2007